                             Penn Series Funds, Inc.


                                Power of Attorney




         Eugene Bay, whose signature appears below, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agents, and each of them, may deem necessary or advisable or which may be required to enable Penn Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-1A pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.







Date: February 25 , 1999                             /s/ Eugene Bay
                                                      --------------------------
                                                      Eugene Bay

                             Penn Series Funds, Inc.


                                Power of Attorney




         James S. Greene, whose signature appears below, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agents, and each of them, may deem necessary or advisable or which may be required to enable Penn Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-1A pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.







Date: February 25, 1999                                      /s/James S. Greene
                                                              ------------------
                                                              James S. Greene

                             Penn Series Funds, Inc.


                                Power of Attorney




         Robert E. Chappel, whose signature appears below, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agents, and each of them, may deem necessary or advisable or which may be required to enable Penn Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-1A pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.







Date: February 25, 1999                                    /s/Robert E. Chappell
                                                           ---------------------
                                                           Robert E. Chappell

                             Penn Series Funds, Inc.


                                Power of Attorney




         William H. Loesche, Jr., whose signature appears below, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agents, and each of them, may deem necessary or advisable or which may be required to enable Penn Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-1A pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.







Date: February 25, 1999                               /s/William H. Loesche, Jr.
                                                      --------------------------
                                                      William H. Loesche, Jr.

                             Penn Series Funds, Inc.


                                Power of Attorney




         M. Donald Wright, whose signature appears below, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agents, and each of them, may deem necessary or advisable or which may be required to enable Penn Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-1A pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.







Date: February 25, 1999                                      /s/M. Donald Wright
                                                             -------------------
                                                             M. Donald Wright

                             Penn Series Funds, Inc.


                                Power of Attorney




         Larry L. Mast, whose signature appears below, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agents, and each of them, may deem necessary or advisable or which may be required to enable Penn Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-1A pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.







Date: February 25, 1999                                         /s/Larry L. Mast
                                                                ----------------
                                                                Larry L. Mast

                             Penn Series Funds, Inc.


                                Power of Attorney




         Daniel J. Toran, whose signature appears below, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agents, and each of them, may deem necessary or advisable or which may be required to enable Penn Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-1A pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.







Date: February 25, 1999                                       /s/Daniel J. Toran
                                                              ------------------
                                                              Daniel J. Toran